INCOME TAX - RECONCILIATION OF THE FEDERAL INCOME TAX RATE TO THE COMPANY'S EFFECTIVE TAX RATE (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Statutory federal income tax rate	21.00%	21.00%	35.00%
Income tax provision	(0.15%)	(0.09%)	(0.05%)
CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp.
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Change in valuation allowance	(31.60%)	3.30%
Income tax provision	(10.60%)	24.30%